Exhibit 10.5

der content,and any revision Business Order Form ˄ USA ˅ Order number ˖ CDIN20250901 - 001 1.Customer Information XXXX Company Name: XXXX Contact Person: XXXX Email: XXXX Address: 2.Supplier Information Cloud Data Network Limited Company Name: homye Account Manager: XXXX Email: 1507 - 1510 Office Tower, Convention Plaza, 1 Harbor Road, Wan Chai, Hong Kong Address: 3.Products/Services Details Information Contract Term(months) Monthly Recurring Cost (MRC) Unit Price (USD) Qty Order Form Description Ltem 12 months 5,400.00 270.00 20 Rent Equipment HP DL380 ˄ 6*E5 - 2682 256G 2233mhz,40G*2) 1 12 months 8,750.00 1.75 5000 USA IP - T 2 12 months 6,000.00 5.00 1200 IP 3 20,150.00 Total(USD): 5G committed bandwidth with 10G burst capacity (excess charged at $1.75/Mbps, billed on 95th percentile) 4 4.Please remit to Cloud Data Network Limited account: Beneficiary Name:Cloud Data Network Limited Bank Name:XXXX Bank Address ˖ XXXX Account NO ˖ XXXX SWIFT ˖ XXXX 5.Term of service The service period is one year, commencing on September 1st, 2025 and concluding on August 31st, 2026. 6.Payment Method 6.l:The billing cycle is a natural month, which is settled monthly.The month of opening shall be charged by ˄ actual opening day/ days of the month) X (monthly rental fee); from the second month, it shall be charged by natural month; 6.2:Customer pays the service fe monthly pays Curency:USD). Within the fixed term of this order, Party A shall settle the monthly recuringxpenses within 7 working days after reeiving the bill and invoice. Because the fee may change with the service adjustment, the actualquantity used and the specific monthly rent fee are sub ject to the monthly rent bill 7.Taxs(If Applicable) The order amount does not include tax 8.Terms and Conditions 1. : Contract Period The Order shall remain in full force and effect for a minimum term of twelve (12) months commencing on the Effective Date. 2. :If the Customer requests termination of the service, The Cloud Data Network Limited shall be notified in writing at least 30 days in advance. If the Customer fails to propose a renewal at least 30 days prior to the expiration of the agreement, it shall be deemed automatically terminated. In the event the Customer requests early termination of this Agreement during the Term, all outstanding payment obligations hereunder shall be settled pursuant to mutual written agreement between the Parties, negotiated in good faith within thirty (30) days of such termination request. 9.Authorised Signature XXX Signature Cloud Data Network Limited Signature Date: 2025.8.20 Date: 2025.8.20 Signature: Signature: Company Chop: Company Chop: Remark:Provided that customer assigned this order,which means that customer accept all of the or or cancellation of this order should be made in written form. Certain information marked as "XXXX" has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.